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                                                                               .
                                                                    EXHIBIT 99.1
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[DYNAMICS                            NEWS RELEASE
RESEARCH
CORPORATION
LOGO]


60 FRONTAGE ROAD, ANDOVER, MASSACHUSETTS 01810     TEL. 978/475-9090  FAX: 978/474-9204
---------------------------------------------------------------------------------------



                      DYNAMICS RESEARCH CORPORATION REPORTS
                RECORD FOURTH QUARTER AND FULL YEAR 2003 RESULTS


                    QUARTERLY REVENUES UP 22% YEAR OVER YEAR

Andover, Mass.--February 24, 2004--Dynamics Research Corporation (Nasdaq: DRCO) today reported revenues of $61.6 million and earnings from continuing operations of $2.7 million, or $0.30 per diluted share, for the fourth quarter ended December 31, 2003. This compares with revenues of $50.6 million and earnings from continuing operations of $1.7 million, or $0.20 per diluted share, for the same period in 2002.

Revenues for the full year 2003 were $244.8 million, compared with $192.6 million for 2002. Net income from continuing operations was $8.7 million, or $0.98 per diluted share, for 2003, compared with $7.4 million, or $0.83 per diluted share, for 2002.

For the fourth quarter, the company reported net income of $2.3 million, or $0.26 per diluted share, which includes a loss from discontinued operations of $0.4 million, or $0.04 per diluted share, reflecting the accrual of remaining Encoder facility lease expenses. For the full year 2003, net income was $6.7 million, or $0.76 per diluted share.

"In addition to delivering record revenue and earnings for the quarter and the year, I am pleased to report that bookings and backlog are also at historically high levels," said James P. Regan, DRC chairman and chief executive officer. "Equally as important as our top line growth was the margin improvement we were able to achieve while we continued to further invest in business development functions, administrative systems and processes. Operating margin for the fourth quarter was 7.6%, the highest in my four years at the company. I am pleased with these results and our momentum. We are poised to carry it forward into 2004," Regan added.

Regarding 2004, Regan said, "the fundamentals of our industry remain strong and the long-term outlook is bright. There is continued momentum in DRC's work relating to national priority markets - national defense, public safety/homeland security and legislated citizen services. These markets, we expect, will be funded regardless of economic cycle or administration." DRC projects revenues for 2004 in the range of $260 to $268 million and earnings per diluted share from continuing operations of between $1.02 and $1.08 for the year, excluding potential effects of possible future acquisitions. For the first quarter of the year the company anticipates revenues in the $62 to $64 million range and earnings per diluted share from continuing operations of $0.22 to $0.24.

The company will conduct a conference call tomorrow, February 25, 2004 at 8:30 a.m. ET to discuss its 2003 results and 2004 outlook in more detail. The call will be available via telephone at (800) 915-4836, and accessible via Web cast at www.drc.com. A replay of the call will be available on the company's Web site at www.drc.com and by telephone at (800) 428-6051, passcode #338164, beginning at 10:30 a.m. ET, February 25, 2004 through 11:59 p.m. March 3, 2004.






CONTACT: Elise Caffrey, Treasurer & Director, Investor Relations
         (978) 475-9090. Ext. 1309

ABOUT DYNAMICS RESEARCH CORPORATION

Dynamics Research Corporation is an innovative solutions provider that partners with its customers in government and commercial sectors to apply proven processes and technologies. DRC delivers engineering, logistics, training, simulation & modeling and information technology services and precision manufactured products that enhance the performance and cost effectiveness of its customers' mission critical systems. For additional information about DRC please visit the website at www.drc.com.

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Some statements contained or implied in this news release, may be considered forward-looking statements, which by their nature are uncertain. Consequently, actual results could materially differ. For more detailed information concerning how risks and uncertainties could affect the company's financial results, please refer to DRC's most recent filings with the SEC. The company assumes no obligation to update any forward-looking information.

                                       ###

                                                                   ATTACHMENT I.

                          DYNAMICS RESEARCH CORPORATION


RESULTS OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
(in thousands, except share and per share data)

                                                                           Three months ended
                                                                              December 31,
                                                                           2003           2002
                                                                        ----------      ----------

Contract revenue                                                        $   60,036      $   48,937
Product sales                                                                1,596           1,655
                                                                        ----------      ----------
     Total revenue                                                          61,632          50,592
                                                                        ----------      ----------
Cost of contract revenue                                                    49,258          40,580
Cost of product sales                                                        1,223           1,402
Selling, engineering and administrative expenses                             6,040           5,357
Amortization of intangible assets                                              423             171
                                                                        ----------      ----------
     Total operating costs and expenses                                     56,944          47,510
                                                                        ----------      ----------
Operating income                                                             4,688           3,082

Interest expense, net                                                         (158)           (235)
Other income                                                                   323               7
                                                                        ----------      ----------
Income from continuing operations before provision for income taxes          4,853           2,854

Provision for income taxes                                                   2,175           1,170
                                                                        ----------      ----------
Income from continuing operations                                            2,678           1,684

Loss from discontinued operations, net of taxes                               (275)           (534)
Loss on disposal of discontinued operations, net of taxes                     (115)             --
                                                                        ----------      ----------
Net income                                                              $    2,288      $    1,150
                                                                        ==========      ==========
NET INCOME PER COMMON AND EQUIVALENT SHARE
   Basic
     Income from continuing operations                                  $     0.32      $     0.21
     Loss from discontinued operations                                       (0.05)          (0.07)
                                                                        ----------      ----------
       Net income per common share                                      $     0.27      $     0.14
                                                                        ==========      ==========
   Diluted
     Income from continuing operations                                  $     0.30      $     0.20
     Loss from discontinued operations                                       (0.04)          (0.07)
                                                                        ----------      ----------
       Net income per common share                                      $     0.26      $     0.13
                                                                        ==========      ==========
   Weighted average shares outstanding
     Weighted average shares outstanding - basic                         8,328,003       8,066,307
     Dilutive effect of options                                            721,754         548,692
                                                                        ----------      ----------
     Weighted average shares outstanding - diluted                       9,049,757       8,614,999
                                                                        ==========      ==========


                                                                  ATTACHMENT II.

                          DYNAMICS RESEARCH CORPORATION


RESULTS OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
(in thousands, except share and per share data)

                                                                                  Year ended
                                                                                 December 31,
                                                                            2003             2002
                                                                        -----------      -----------

Contract revenue                                                        $  237,876      $  184,994
Product sales                                                                6,932           7,616
                                                                        ----------      ----------
     Total revenue                                                         244,808         192,610
                                                                        ----------      ----------

Cost of contract revenue                                                   199,647         156,441
Cost of product sales                                                        5,100           5,238
Selling, engineering and administrative expenses                            22,948          17,910
Amortization of intangible assets                                            1,724             374
                                                                        ----------      ----------
     Total operating costs and expenses                                    229,419         179,963
                                                                        ----------      ----------

Operating income                                                            15,389          12,647

Interest expense, net                                                         (854)           (421)
Other income                                                                   454              67
                                                                        ----------      ----------

Income from continuing operations before provision for income taxes         14,989          12,293

Provision for income taxes                                                   6,334           4,936
                                                                        ----------      ----------

Income from continuing operations                                            8,655           7,357

Loss from discontinued operations                                           (1,635)         (1,124)

Loss on disposal of discontinued operations                                   (348)             --
                                                                        ----------      ----------

Net income                                                              $    6,672      $    6,233
                                                                        ==========      ==========

NET INCOME PER COMMON AND EQUIVALENT SHARE
   Basic
     Income from continuing operations                                  $     1.05      $     0.92
     Loss from discontinued operations, net of taxes                         (0.24)          (0.14)
                                                                        ----------      ----------

       Net income per common share                                      $     0.81      $     0.78
                                                                        ==========      ==========

   Diluted
     Income from continuing operations                                  $     0.98      $     0.83
     Loss from discontinued operations, net of taxes                         (0.22)          (0.13)
                                                                        ----------      ----------

       Net income per common share                                      $     0.76      $     0.70
                                                                        ==========      ==========


   Weighted average shares outstanding
     Weighted average shares outstanding - basic                         8,226,225       7,989,793
     Dilutive effect of options                                            615,818         887,376
                                                                        ----------      ----------
     Weighted average shares outstanding - diluted                       8,842,043       8,877,169
                                                                        ==========      ==========


                                                                 ATTACHMENT III.


                          DYNAMICS RESEARCH CORPORATION


CONDENSED BALANCE SHEETS (unaudited)
--------------------------------------------------------------------------------
(in thousands)

                                                                   December 31,
                                                                 2003         2002
                                                               --------     --------
Assets
    Cash and cash equivalents                                  $  2,724     $  1,076
    Receivables                                                  28,251       29,819
    Unbilled expenditures and fees on contracts in process       31,847       26,614
    Prepaid expenses and other current assets                     2,145        1,727
    Current assets of discontinued operations                        --        3,432
                                                               --------     --------

             Total current assets                                64,967       62,668

    Property, plant and equipment, net                           20,672       15,608
    Deferred income tax asset                                     2,337        1,559
    Goodwill                                                     26,711       26,169
    Intangible assets, net                                        2,343        4,066
    Other noncurrent assets                                       1,630        1,275
    Noncurrent assets of discontinued operations                     --          331
                                                               --------     --------

             Total assets                                      $118,660     $111,676
                                                               ========     ========
Liabilities and stockholders' equity
    Current portion of long-term debt                          $    500     $    500
    Notes payable and revolver                                    8,500       14,644
    Current deferred income taxes                                 9,698        6,524
    Accounts payable                                             10,941       12,334
    Accrued payroll and employee benefits                        15,657       11,898
    Other accrued expenses                                        2,371        3,531
    Current liabilities of discontinued operations                  778        1,009
                                                               --------     --------

           Total current liabilities                             48,445       50,440

    Long-term debt                                                7,750        8,250
    Accrued pension liability                                    12,030       11,778
    Other long-term liabilities                                   1,386        1,399
    Long-term liabilities of discontinued operations                398           --

    Stockholders' equity                                         48,651       39,809
                                                               --------     --------

             Total liabilities and stockholders' equity        $118,660     $111,676
                                                               ========     ========


                                                                  ATTACHMENT IV.

                          DYNAMICS RESEARCH CORPORATION


SUPPLEMENTAL INFORMATION (unaudited)
--------------------------------------------------------------------------------
(dollars in thousands)



                                                   Three Months Ended            Year ended
                                                     December 31,                December 31,
                                                   2003        2002            2003        2002
                                                 --------    --------        --------    --------

Capital expenditures - continuing operations     $  2,747    $  1,016        $  8,163    $  3,347
Capital expenditures - total company             $  2,747    $  1,063        $  8,163    $  3,505

Depreciation - continuing operations             $    759    $    945        $  3,007    $  3,192
Depreciation - total company                     $    759    $    982        $  3,060    $  3,415

Bookings - continuing operations                 $ 74,506    $ 50,943        $255,756    $171,248
Bookings - total company                         $ 74,506    $ 52,890        $257,697    $179,342

Funded backlog - continuing operations                                       $123,895    $111,070
Funded backlog - total company                                               $123,895    $112,025


                                                      December 31,
                                                    2003        2002
                                                   ------      ------
Employees - continuing operations                   1,714       1,765
Employees - total company                           1,714       1,858
